UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 2007

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                            INKSURE TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                     0-24431                 84-1417774
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                    IDENTIFICATION NO.)

                        1770 N.W. 64TH STREET. SUITE 350
                            FORT LAUDERDALE, FL 33309
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 772-8507

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

     (e) On July 23, 2007, the board of directors (the "Board") of InkSure Technologies, Inc. (the "Company") adopted and approved, as recommended by the Compensation Committee of the Board, to grant Mr. Yaron Meerfeld, the Chief Operating Officer of the Company, a cash bonus in the total amount of $95,000, $35,000 of which payable as soon as practicable and the balance of which is payable in two installments of $30,000 on each of the two consecutive anniversaries thereafter, provided that Mr. Meerfeld will still serve the Company at the time each such amount is payable. The bonus is being paid to Mr. Meerfeld in lieu of options granted to him on January 1, 2002 valued at $95,000 which, due to a bona fide administrative error of the Company and Mr. Meerfeld, were not exercised prior to their expiration on January 1, 2007. Because these options were not exercised, the shares of common stock underlying these options will be available for re-issuance under the Company's 2002 Employee, Director and Consultant Stock Option Plan (the "Plan").

     In addition, on July 23, 2007 the Company, at the recommendation of the Compensation Committee of the Board, issued to each of Messrs. Elie Housman, the Chief Executive Officer of the Company and the Chairman of the Board and Yaron Meerfeld, the Chief Operating Officer of the Company, an option pursuant to the Plan, to purchase up to 100,000 shares of common stock of the Company at an exercise price of $1.72 per share, the last reported sales price of the Company's common stock on the date of the grant, as reported by the Over the Counter Bulletin Board. These options vest in three equal annual installments commencing on July 23, 2008 and on the second and third anniversaries of such date.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INKSURE TECHNOLOGIES, INC.
                                            (Registrant)

Dated: JULY 26, 2007
                                            By: /s/ Elie Housman
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                                            Elie Housman
                                            Chairman and Chief Executive Officer